Copley Fund, Inc.

Schedule of Investments

May 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCK - 116.57%
Aerospace/Defense- 2.57%
Harris Corp.	6,000	$1,196,700
Lockheed Martin Corp.	3,000	1,165,320
		2,362,020
Apparel - 1.40%
NIKE, Inc.	13,000	1,281,540

Banking - 7.02%
JPMorgan Chase & Company	37,000	3,600,470
PNC Financial Services Group, Inc.	25,000	2,851,000
		6,451,470
Chemicals - 1.32%
Air Products & Chemicals, Inc.	5,000	1,208,250

Commercial Services - 2.87%
Moody's Corp.	5,000	1,337,050
S&P Global, Inc.	4,000	1,300,080
		2,637,130
Computers - 2.70%
Apple, Inc.	7,800	2,479,932

Consumer Products - 2.31%
Kimberly-Clark Corp.	15,000	2,121,600

Cosmetics/Personal Care - 1.26%
Procter & Gamble Co.	10,000	1,159,200

Diversified Financial Services -4.07%
BlackRock, Inc.	2,400	1,268,736
Mastercard, Inc.	4,000	1,203,560
Visa, Inc.	6,500	1,269,060
		3,741,356
Diversified Utility Companies - 18.60%
Alliant Energy Corp.	40,000	1,974,400
DTE Energy Co.	35,000	3,764,950
Dominion Resources, Inc.	60,000	5,100,600
Duke Energy Corp.	53,033	4,541,216
WEC Energy Group, Inc.	18,612	1,707,279
		17,088,445
Drug Companies - 6.57%
Bristol-Myers Squibb Co.	80,000	4,777,600
Zoetis, Inc.	9,000	1,254,510
		6,032,110
Electric & Gas - 11.16%
American Electric Power Company, Inc.	35,000	2,983,750
FirstEnergy Corp.	40,000	1,690,400
Public Service Enterprise Group, Inc.	30,000	1,531,200
Sempra Energy	32,000	4,041,920
		10,247,270

Copley Fund, Inc.

Schedule of Investments (Continued)

May 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCK - 116.57% (Continued)
Electric Power Companies - 18.19%
Ameren Corp.	12,500	$934,125
Eversource Energy	55,000	4,603,500
Exelon Corp.	23,200	888,792
NextEra Energy, Inc.	21,500	5,494,540
PPL Corp.	100,000	2,794,000
The Southern Co.	35,000	1,997,450
		16,712,407
Environmental Control - 1.28%
Waste Management, Inc.	11,000	1,174,250

Gas Utilities & Supplies - 5.02%
New Jersey Resources Corp.	62,000	2,177,440
Northwest Natural Holding Co.	38,000	2,436,180
		4,613,620
Healthcare - Services - 1.55%
Quest Diagnostics, Inc.	12,000	1,419,360

Insurance - 6.51%
Allstate Corp.	11,000	1,075,910
Arthur J. Gallagher & Co.	52,000	4,902,560
		5,978,470

Oil - 7.43%
Chevron Corp.	42,800	3,924,760
ExxonMobil Corp.	63,700	2,896,439
		6,821,199
REIT - 1.40%
American Tower Corp.	5,000	1,290,850

Retail - 2.57%
Wal-Mart Stores, Inc.	19,000	2,357,140

Software - 2.99%
Microsoft Corp.	15,000	2,748,750

Telephone - 7.78%
AT&T, Inc.	95,000	2,931,700
Verizon Communications, Inc.	73,400	4,211,692
		7,143,392

TOTAL COMMON STOCK (Cost - $41,363,992)		107,069,761

SHORT-TERM INVESTMENT - 4.32%
Fidelity Investments Money Market Funds Government Portfolio - Class I, 0.08% (a)	3,964,779	3,964,779
TOTAL SHORT-TERM INVESTMENT (Cost - $3,964,779)

TOTAL INVESTMENTS (Cost $45,328,771) - 120.89%		$111,034,540
Liabilities in Excess of Other Assets - (20.89%)		(19,184,035)
NET ASSETS - 100.00%		$91,850,505

REIT - Real Estate Investment Trust

(a) Money market fund; interest rate reflects seven-day effective yield on May 31, 2020.

Securities valuation policies and other investment related disclosures are hereby incorporated by reference.

Copley Fund, Inc.

Schedule of Investments (Continued)

May 31, 2020 (Unaudited)

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”).  The preparation of financial statements in accordance with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the period.  Actual results could differ from those estimates.  The Fund is an investment company that follows the specialized accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence  of a sale such securities shall be valued at the last bid price on the day of valuation.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, then the security is valued at a fair value determined in accordance with the Pricing and Valuation Guidelines approved by the Board of Trustees (the “Board”). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Copley Fund, Inc.

Schedule of Investments (Continued)

May 31, 2020 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of May 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$107,069,761	$-	$-	$107,069,761
Short-Term Investment	3,964,779	-	-	3,964,779
Total	$111,034,540	$-	$-	$111,034,540

The Fund did not hold anyLevel 2 or Level 3 securities during the period.

*Refer to the Schedule of Investments for industry classifications.

At May 31, 2020, the net unrealized appreciation based on cost for federal income tax purposes of $41,363,992 was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of $14,478,422 tax effect	$52,273,533

Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value, net of $664,434 tax effect	(381,752)
Net unrealized appreciation net of tax effect	$51,891,781